Borrowings - Summary (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Borrowings
Loan from lessor	$ 1,081	$ 1,068
EIB Loan	7,147	6,932
Total Borrowings	8,228	8,000
Less: Borrowings, current portion	(152)	(136)
Total Borrowings, net of current portion	$ 8,076	$ 7,864